Exhibit 4.3


                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes executed in connection with the Credit Agreement dated as of October 30, 1997 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.

$65,000,000                                                    December 31, 1997

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), and CRIT-NC, LLC, a limited liability company organized under the laws of Virginia ("CRIT-NC", and together with Cornerstone, the "Borrowers") hereby jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Sixty-Five Million Dollars ($65,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of October 30, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders") and First Union National Bank, as Agent (the "Agent"). The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                      CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                      By:/s/ Stanley J. Olander, Jr.
                                         ---------------------------------------
                                      Name: Stanley J. Olander, Jr.
                                           -------------------------------------
                                      Title: Vice President and CFO
                                            ------------------------------------



                                      CRIT-NC, LLC

                                      By: CORNERSTONE REALTY INCOME TRUST, INC.,
                                          its sole Member/Manager

                                          By:/s/ Stanley J. Olander, Jr.
                                             -----------------------------------
                                          Name:  Stanley J. Olander, Jr.
                                               ---------------------------------
                                          Title: Vice President and CFO
                                                --------------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes executed in connection with the Credit Agreement dated as of October 30, 1997 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.

$35,000,000                                                    December 31, 1997

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), and CRIT-NC, LLC, a limited liability company organized under the laws of Virginia ("CRIT-NC", and together with Cornerstone, the "Borrowers") hereby jointly and severally promise to pay to the order of AMSOUTH BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Thirty-Five Million Dollars ($35,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of October 30, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders") and First Union National Bank, as Agent (the "Agent"). The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                      CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                      By:/s/ Stanley J. Olander, Jr.
                                         ---------------------------------------
                                      Name: Stanley J. Olander, Jr.
                                           -------------------------------------
                                      Title: Vice President and CFO
                                            ------------------------------------


                                      CRIT-NC, LLC

                                      By: CORNERSTONE REALTY INCOME TRUST, INC.,
                                          its sole Member/Manager



                                          By:/s/ Stanley J. Olander, Jr.
                                             -----------------------------------
                                          Name:  Stanley J. Olander, Jr.
                                               ---------------------------------
                                          Title:  Vice President and CFO
                                                --------------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes executed in connection with the Credit Agreement dated as of October 30, 1997 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.

$25,000,000                                                    December 31, 1997

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), and CRIT-NC, LLC, a limited liability company organized under the laws of Virginia ("CRIT-NC", and together with Cornerstone, the "Borrowers") hereby jointly and severally promise to pay to the order of CRESTAR BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Twenty-Five Million Dollars ($25,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of October 30, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders") and First Union National Bank, as Agent (the "Agent"). The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                      CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]

                                      By:/s/ Stanley J. Olander, Jr.
                                         ---------------------------------------
                                      Name: Stanley J. Olander, Jr.
                                           -------------------------------------
                                      Title: Vice President and CFO
                                            ------------------------------------


                                      CRIT-NC, LLC

                                      By: CORNERSTONE REALTY INCOME TRUST, INC.,
                                          its sole Member/Manager


                                          By:/s/ Stanley J. Olander, Jr.
                                             -----------------------------------
                                          Name: Stanley J. Olander, Jr.
                                               ---------------------------------
                                          Title:  Vice President and CFO
                                                --------------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes executed in connection with the Credit Agreement dated as of October 30, 1997 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.

$20,000,000                                                    December 31, 1997

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), and CRIT-NC, LLC, a limited liability company organized under the laws of Virginia ("CRIT-NC", and together with Cornerstone, the "Borrowers") hereby jointly and severally promise to pay to the order of FLEET NATIONAL BANK (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Twenty Million Dollars ($20,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in
Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of October 30, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders") and First Union National Bank, as Agent (the "Agent"). The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                      CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]


                                      By:/s/ Stanley J. Olander, Jr.
                                         ---------------------------------------
                                      Name: Stanley J. Olander, Jr.
                                           -------------------------------------
                                      Title: Vice President and CFO
                                            ------------------------------------


                                      CRIT-NC, LLC

                                      By: CORNERSTONE REALTY INCOME TRUST, INC.,
                                          its sole Member/Manager



                                      By:/s/ Stanley J. Olander, Jr.
                                         ---------------------------------------
                                      Name: Stanley J. Olander, Jr.
                                           -------------------------------------
                                      Title: Vice President and CFO
                                            ------------------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

         This is one of a series of notes which amend and restate but do not extinguish the obligations under those certain Revolving Credit Notes executed in connection with the Credit Agreement dated as of October 30, 1997 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower party thereto, the Lenders party thereto and First Union National Bank, as Agent.

$30,000,000                                                    December 31, 1997

         FOR VALUE RECEIVED, the undersigned, CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of Virginia ("Cornerstone"), and CRIT-NC, LLC, a limited liability company organized under the laws of Virginia ("CRIT-NC", and together with Cornerstone, the "Borrowers") hereby jointly and severally promise to pay to the order of GUARANTY FEDERAL BANK, F.S.B. (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Thirty Million Dollars ($30,000,000), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article IV of the Credit Agreement.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of October 30, 1997 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers, each Additional Borrower that may become party thereto, the lenders (including the Bank) party thereto (the "Lenders") and First Union National Bank, as Agent (the "Agent"). The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

         The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                      CORNERSTONE REALTY INCOME TRUST, INC.

[CORPORATE SEAL]


                                      By:/s/ Stanley J. Olander, Jr.
                                         ---------------------------------------
                                      Name: Stanley J. Olander, Jr.
                                           -------------------------------------
                                      Title: Vice President and CFO
                                            ------------------------------------



                                      CRIT-NC, LLC

                                      By: CORNERSTONE REALTY INCOME TRUST, INC.,
                                          its sole Member/Manager


                                      By:/s/ Stanley J. Olander, Jr.
                                         ---------------------------------------
                                      Name: Stanley J. Olander, Jr.
                                           -------------------------------------
                                      Title: Vice President and CFO
                                            ------------------------------------